WEITZ SERIES FUND, INC.

Value Fund

S E M I - A N N U A L

R E P O RT

September 30, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended September 30, 2001, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	–0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	–5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	–9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Sept. 30, 2001	80,675	105,966	30,205	216,846	–6.4	††

The Fund’s average annual total return for the one, five and ten year periods ending September 30, 2001, was 3.1%, 20.9% and 17.8%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $79,853, and the total amount of income distributions reinvested was $16,713. This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 5/9/86 through 12/31/86
††	Return is for the period 1/01/01 through 9/30/01

WEITZ SERIES FUND, INC. — VALUE FUND
September 30, 2001 – Semi-Annual Report

October 11, 2001

Dear Fellow Shareholder:

     It is one month since the terrorist attacks of September 11. The economy was probably already in recession before the 11th, and the stock market had been going down for 18 months, but when American markets reopened, there was a week of panic selling as investors imagined the worst. Today, it is still hard to shake the memory of the CNN pictures and the feeling of vulnerability. It is impossible to guess how our military response and possible terrorist retaliation in the U.S. will play out. The recession will undoubtedly be worse than it would otherwise have been. There is plenty to worry about.

     However, we believe that in spite of the awful magnitude of what has happened, people in America and the rest of the world are resilient and that life and business will go on in a changed, but recognizable way. Our working assumption is that people will go on vacations and business trips, stay in hotels, advertise, watch cable TV, use their cellular and wireline phones, borrow and repay their loans. The recession may be long and deep, but a combination of fiscal and monetary stimulus and (perhaps more importantly) the passage of time, will lead to an economic recovery and the resumption of growth in the value of businesses.

     All things considered, our portfolio has held up pretty well. The Value Fund was down –11.1% in the 3rd quarter, compared to declines of –14.6% for the S&P 500 (large companies), –13.3% for the Russell 2000 (smaller companies) and –30.6% for the Nasdaq index (a good proxy for technology stocks). For the first 9 months of 2001, we were down –6.4% vs. –20.3% for the S&P 500, –2.3% for the Russell 2000 and –39.2% for the Nasdaq. The table below shows the familiar one, three, five and ten year performance numbers for our Fund and for various market indexes and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10 year Nasdaq number for which reinvestment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Value Fund	3.1%	15.1%	20.9%	17.8%
S&P 500 Index	–26.5	2.1	10.2	12.7
Russell 2000 Index	5.6	8.8	9.9	13.7
Nasdaq	–59.1	–3.7	4.4	11.0
Average Growth and Income Fund*	–18.0	4.0	8.4	11.5

*Source: Lipper Analytical Services

     The basic premise of our investment philosophy is that a company’s stock price revolves around the value of the underlying business. In today’s market, that is a ‘good news, bad news’ story. The good news is that most strong companies can cope with temporary disruptions from terrorists and recessions, so their stocks can provide good long-term returns for patient investors. The bad news is that if stocks were over-valued before the attacks, they are vulnerable to further declines even when the effects of the attacks are over. Most of our companies are doing well and are reasonably priced. A few—hotels and gaming companies in particular—have been hurt badly, but their stocks have (we think) over-reacted and are very cheap. We have added substantially to these depressed stocks and added some new, very cheap stocks to our portfolio.

     So, in spite of all that has happened in the past month, we feel very good about the long-term prospects for our portfolio. Anything can happen over the next few months, but we believe that five years from now we will look back and be glad that we stayed with our stock investments. If you have questions about our stocks or our investment strategy, please feel free to call our client service representatives—Yana, Rachelle, Mary, Kathie, Dan or Ann.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
September 30, 2001
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 74.7%
	Auto Services — 0.2%
645,100	Insurance Auto Auctions, Inc.* †	$7,525,098	$8,708,850

	Banking — 11.1%
170,200	Astoria Financial Corp.	4,410,804	10,086,052
4,242,100	Golden State Bancorp, Inc.	73,808,241	128,959,840
2,911,200	Greenpoint Financial Corp.	66,276,545	102,183,120
177,300	Local Financial Corp.*	1,474,350	2,370,501
1,120,000	North Fork Bancorporation, Inc.	17,409,931	33,308,800
1,465,295	U.S. Bancorp	23,116,096	32,500,243
3,474,903	Washington Mutual, Inc.	67,050,655	133,714,267

		253,546,622	443,122,823

	Cable Television — 3.6%
4,396,333	Adelphia Communications Corp. CL A*	137,477,286	97,598,593
2,529,600	Insight Communications Co.*	38,673,275	46,544,640

		176,150,561	144,143,233

	Consumer Products and Services — 1.9%
4,875	Lady Baltimore Foods, Inc. CL A*	227,781	234,000
5,969,900	Six Flags, Inc.* †	101,553,664	73,011,877

		101,781,445	73,245,877

	Financial Services — 5.8%
614,900	American Express Co.	15,854,716	17,868,994
817	Berkshire Hathaway, Inc. CL A*	39,448,343	57,190,000
66,917	Berkshire Hathaway, Inc. CL B*	129,904,212	155,916,610
3,586,500	Imperial Credit Industries, Inc.* †	4,113,248	1,578,060

		189,320,519	232,553,664

The accompanying notes form an integral part of these financial statements.

     WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Information and Data Processing — 0.0%
134,135	Intelligent Systems Corp.*	$283,821	$429,232

	Lodging and Gaming — 6.5%
842,100	Extended Stay America, Inc.*	6,247,884	12,185,187
147,000	Harrah’s Entertainment, Inc.*	3,329,550	3,970,470
13,039,100	Hilton Hotels Corp.	122,324,085	102,356,935
67,000	Marriott International, Inc. CL A	1,945,010	2,237,800
19,028,500	Park Place Entertainment Corp.* †	181,571,003	139,478,905

		315,417,532	260,229,297

	Media and Entertainment — 10.6%
176,618	Gabelli Global Multimedia Trust, Inc.	1,722,792	1,384,685
18,308,900	Liberty Media Corp.- A*	223,732,524	232,523,030
2,179,300	Valassis Communications, Inc.*	47,706,014	69,541,463
1,930,000	Walt Disney Co.	33,328,271	35,936,600
172,000	Washington Post Co. CL B #	87,548,000	84,935,320

		394,037,601	424,321,098

	Mortgage Banking — 3.0%
2,431,800	Countrywide Credit Industries, Inc.	67,466,217	106,828,974
1,592,229	Resource Bancshares Mtg. Grp., Inc. †	18,993,403	12,737,832

		86,459,620	119,566,806

	Printing Services — 0.4%
4,518,600	Mail-Well, Inc.* †	43,862,020	16,718,820

	Real Estate and Construction — 2.3%
3,793,000	Catellus Development Corp.*	49,420,360	66,301,640
545,600	Forest City Enterprises, Inc. CL A	11,075,278	26,188,800

		60,495,638	92,490,440

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Real Estate Investment Trusts — 7.8%
2,360,000	Archstone Communities Trust	$54,988,000	$61,596,000
2,140,000	Capital Automotive REIT †	30,649,478	37,706,800
359,800	Charles E. Smith Residential Realty, Inc.	16,514,805	18,529,700
1,337,980	Fortress Investment Corp. †#	23,904,479	18,731,720
516,800	Hanover Capital Mortgage Holdings, Inc. †	4,795,518	3,385,040
62,805	Healthcare Financial Partners Units** #	6,264,799	5,124,888
15,703,700	Host Marriott Corp. †	140,307,998	110,711,085
868,300	NovaStar Financial, Inc. †	10,468,341	9,030,320
1,440,517	Redwood Trust, Inc. †	31,805,180	34,716,460
250,000	Vornado Realty Trust	9,500,000	9,925,000

		329,198,598	309,457,013

	Restaurants — 0.4%
661,500	Papa John’s International, Inc.*	14,395,438	17,232,075

	Retail Discount — 0.7%
3,345,000	Big Lots, Inc.	47,723,929	27,730,050

	Telecommunications — 19.0%
2,110,000	Alltel Corp.	113,813,131	122,274,500
7,958,000	AT&T Corp.	138,882,932	153,589,400
2,560,884	AT&T Wireless Services, Inc.*	39,949,890	38,259,607
929,000	Centennial Communications Corp.*	3,721,762	8,361,000
14,786,000	Citizens Communications Co.* †	170,200,366	138,988,400
456,600	Corecomm, Ltd.*	105,018	41,094
6,689,600	Qwest Communications International, Inc.	126,606,756	111,716,320
1,638,000	Sprint Corp.	31,122,000	39,328,380
1,532,400	Telephone and Data Systems, Inc.	79,665,657	144,505,320
38,100	United States Cellular Corp.*	1,794,528	1,885,950

		705,862,040	758,949,971

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Utilities — 1.4%
3,419,200	Western Resources, Inc.	$75,795,304	$ 56,587,760

	Total Common Stocks	2,801,855,786	2,985,487,009

	CONVERTIBLE PREFERRED STOCKS — 0.5%
2,100,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative †#	13,901,838	21,840,000

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	651,000	759,000
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	183,000
34,000	RB Asset, Inc. 15.0% Pfd. Series A	845,750	510,000

	Total Non-Convertible Preferred Stocks	2,141,750	1,452,000

Face amount

	CORPORATE BONDS — 0.3%
$4,500,000	USA Networks, Inc. 7.0% 7/01/03	4,460,196	4,500,000
750,000	Local Financial Corp. 11.0% 9/08/04	750,000	753,750
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,300,414	5,369,695

	Total Corporate Bonds	10,510,610	10,623,445

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.9%
25,000,000	Fannie Mae 5.88% 3/25/04	25,000,000	25,311,850
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,211,938
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,708	1,086,588
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,260,238

	Total U.S. Government and Agency Securities	35,000,708	35,870,614

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face amount		Cost	Value

	SHORT-TERM SECURITIES — 25.1%
$41,228,228	Wells Fargo Government Money Market Fund	$41,228,228	$41,228,228
30,024,462	Milestone Treasury Obligations Portfolio	30,024,462	30,024,462
932,000,000	U.S. Treasury Bills due 10/04/01 to 12/20/01	929,612,369	930,359,822

	Total Short-Term Securities	1,000,865,059	1,001,612,512

	Total Investments in Securities	$3,864,275,751	4,056,885,580

	Other Liabilities in Excess of Other Assets — (1.5%)		(61,164,087)

	Total Net Assets — 100%		$3,995,721,493

	Net Asset Value Per Share		$32.27

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Assets and Liabilities
September 30, 2001
(Unaudited)

Assets:
Investments in securities at value :
Unaffiliated issuers (cost $3,080,624,117)	$3,429,541,411
Non-controlled affiliates (cost $783,651,634)	627,344,169	$4,056,885,580

Accrued interest and dividends receivable		8,363,705
Receivable for fund shares sold		330,140

Total assets		4,065,579,425

Liabilities:
Due to adviser		3,482,466
Payable for securities purchased		65,885,118
Payable for fund shares redeemed		41,487
Other expenses		448,861

Total liabilities		69,857,932

Net assets applicable to outstanding capital stock		$3,995,721,493

Net assets represented by:
Paid-in capital		3,790,951,346
Accumulated undistributed net investment income		29,597,549
Accumulated undistributed net realized loss		(17,437,231)
Net unrealized appreciation of investments		192,609,829

Total representing net assets applicable to shares outstanding		$3,995,721,493

Net asset value per share of outstanding capital stock
(123,825,176 shares outstanding)		$32.27

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Operations
Six months ended September 30, 2001
(Unaudited)

Investment income:
Dividends		$27,503,745
Interest		24,190,487

Total investment income		51,694,232

Expenses:
Investment advisory fee		19,945,469
Administrative fee		1,304,801
Directors fees		19,180
Other expenses		817,170

Total expenses		22,086,620

Net investment income		29,607,612

Realized and unrealized gain (loss) on investments:
Net realized loss on securities	(21,521,116)
Net realized gain on options written	4,274,244
Net realized loss		(17,246,872)
Net unrealized depreciation of investments		(253,792,660)

Net realized and unrealized loss on investments		(271,039,532)

Net decrease in net assets resulting from operations		$(241,431,920)

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statements of Changes in Net Assets

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Increase in net assets:
From operations:
Net investment income	$29,607,612	$47,127,101
Net realized gain (loss)	(17,246,872)	183,536,440
Net unrealized appreciation (depreciation)	(253,792,660)	325,889,576

Net increase (decrease) in net assets resulting
from operations	(241,431,920)	556,553,117

Distributions to shareholders from:
Net investment income	(13,323,723)	(42,656,710)
Net realized gains	(78,110,173)	(281,883,769)

Total distributions	(91,433,896)	(324,540,479)

Capital share transactions:
Proceeds from sales	939,350,518	1,224,566,162
Payments for redemptions	(344,514,777)	(584,241,250)
Reinvestment of distributions	85,075,192	305,122,745

Total increase from capital share transactions	679,910,933	945,447,657

Total increase in net assets	347,045,117	1,177,460,295

Net assets:
Beginning of period	3,648,676,376	2,471,216,081

End of period (including undistributed investment income
of $29,597,549 and $13,313,660 respectively)	$3,995,721,493	$3,648,676,376

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31,

		2001	2000	1999	1998	1997

Net asset value, beginning of period	$34.73	$32.00	$31.02	$29.31	$20.99	$19.46

Income from investment operations:
Net investment income	0.23	0.50	0.38	0.27	0.22	0.18
Net gain (loss) on securities (realized and unrealized)	(1.90)	6.14	2.64	4.62	11.02	2.58

Total from investment operations	(1.67)	6.64	3.02	4.89	11.24	2.76

Less distributions:
Dividends from net investment income	(0.12)	(0.49)	(0.37)	(0.17)	(0.31)	(0.13)
Distributions from realized gains	(0.67)	(3.42)	(1.67)	(3.01)	(2.61)	(1.10)

Total distributions	(0.79)	(3.91)	(2.04)	(3.18)	(2.92)	(1.23)

Net asset value, end of period	$32.27	$34.73	$32.00	$31.02	$29.31	$20.99

Total return	(5.0%)†	21.9%	9.7%	18.0%	58.8%	14.3%

Ratios/supplemental data:
Net assets, end of period ($000)	3,995,721	3,648,676	2,471,216	1,691,031	448,276	275,597
Ratio of expenses to average net assets	1.06%*	1.11%	1.19%	1.26%	1.27%	1.29%
Ratio of net investment income to average net assets	1.43%*	1.60%	1.39%	1.35%	0.87%	0.93%
Portfolio turnover rate	5%†	36%	31%	36%	39%	39%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Notes to Financial Statements
September 30, 2001
(Unaudited)

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2001, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3)  Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2001.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. Three hundred million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six Months Ended Sept. 30, 2001 (Unaudited)	Year Ended March 31, 2001

Transactions in shares:
Shares issued	26,283,977	36,064,092
Shares redeemed	(9,893,112)	(17,575,445)
Reinvested dividends	2,384,394	9,344,925

Net increase	18,775,259	27,833,572

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $702,971,389 and $150,703,476, respectively. The cost of investments for Federal income tax purposes is $3,865,073,324. At September 30, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $488,476,516 and $296,664,260, respectively.

(a) Restricted Securities

The Fund acquired shares of The Washington Post Company CL B in a private placement which closed September 21, 2001. The shares are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note 2. The Fund will not bear the costs of registering the securities. The value of these securities at September 30, 2001, was $84,935,320, representing 2.1% of the Fund’s net assets.

(b) Illiquid Securities

The Fund also owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Illiquid securities owned at September 30, 2001, include the following:

Cost

Fortress Investment Corp.	$23,904,479
Healthcare Financial Partners Units	6,264,799
NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	13,901,838

Total illiquid securities	$44,071,116

The total value of these securities at September 30, 2001, was $45,696,608, representing 1.1% of the Fund’s net assets.

(c) Covered Call Options

Transactions relating to covered call options during the six months ended September 30, 2001, and the year ended March 31, 2001, are summarized as follows:

	Six months ended September 30, 2001 (Unaudited)		Year ended March 31, 2001

	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	7,550	$4,274,244	—	$—
Options written, during the period	—	—	7,550	4,274,244
Options exercised, during the period	(6,750)	(3,854,158)	—	—
Options expired, during the period	(800)	(420,086)	—	—

Options outstanding, end of period	—	$—	7,550	$4,274,244

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2001	Gross Additions (Unaudited)	Gross Reductions (Unaudited)	Number of Shares Held Sept. 30, 2001 (Unaudited)	Value Sept. 30, 2001 (Unaudited)	Dividend Income (Unaudited)	Realized Gains/(Losses) (Unaudited)

Capital Automotive REIT	1,571,500	568,500	—	2,140,000	$37,706,800	$1,434,779	$—
Citizens Communications Co.	10,163,300	4,622,700	—	14,786,000	138,988,400	—	—
Fortress Investment Corp.	1,337,980	—	—	1,337,980	18,731,720	2,006,970	—
Hanover Capital Mortgage Holdings, Inc.	301,300	215,500	—	516,800	3,385,040	163,620	—
Host Marriot Corp.	13,725,700	1,978,000	—	15,703,700	110,711,085	7,651,644	—
Imperial Credit Industries, Inc.	2,835,500	3,126,000	(2,375,000)	3,586,500	1,578,060	—	(31,564,545)
Insurance Auto Auctions, Inc.	645,100	—	—	645,100	8,708,850	—	—
LabOne, Inc.*	605,350	—	(605,350)	—	—	—	(2,581,242)
Mail-Well, Inc.	4,518,600	—	—	4,518,600	16,718,820	—	—
Novastar Financial, Inc.	475,000	393,300	—	868,300	9,030,320	112,879	—
Novastar Financial, Inc. 7% Pfd. Class B Cumulative	2,100,000	—	—	2,100,000	21,840,000	530,250	—
Park Place Entertainment Corp.	13,141,100	5,887,400	—	19,028,500	139,478,905	—	—
Redwood Trust, Inc.	1,440,517	—	—	1,440,517	34,716,460	1,872,672	—
Resource Bancshares Mtg. Grp., Inc.	1,353,400	322,000	(83,171)	1,592,229	12,737,832	324,019	(630,383)
Six Flags, Inc.	3,470,600	2,499,300	—	5,969,900	73,011,877	—	—

Totals					$627,344,169	$14,096,833	$(34,776,170)

*	Company was considered a non-controlled affiliate at March 31, 2001, but as of September 30, 2001 they are no longer a non-controlled affiliate.

(7)  Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2001 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
    Mary K., Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/26/2001